                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  August 4, 1998
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                                  ACSYS, INC.
                                  -----------
                           (Exact name of registrant
                          as specified in its charter)


     Georgia                        000-23711             58-2299173
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     (State or other              (Commission          (I.R.S. Employer
     jurisdiction of              File Number)        Identification No.)
     incorporation


       75 Fourteenth Street, Suite 2200, Atlanta, Georgia       30309
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     (Address of principal executive offices)                (Zip Code)


     Registrant's telephone number, including area code:    (404) 817-9440
                                                            --------------


                                      N/A
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         (Former name or former address, if changed since last report)
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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

     On August 4, 1998, Acsys, Inc. (the "Company") acquired all of the equity interests in Staffing Edge, Inc. ("Staffing Edge"), a specialty professional staffing firm, pursuant the merger of SE Merger Subsidiary, Inc. ("Merger Sub"), a wholly owned subsidiary of the Company, with and into Staffing Edge in accordance with the Agreement and Plan of Merger, dated as of August 3, 1998, by and among the Company, Merger Sub, Staffing Edge and certain stockholders of Staffing Edge (the "Merger Agreement"). Under the terms of the Merger Agreement, Staffing Edge stockholders received an aggregate of $22,500,000 in cash, and 81,766 shares of the Company's common stock plus a contingent earnout based upon the future performance of Staffing Edge. In addition, the Company paid outstanding debt in the amount of $7,036,729 owed by Staffing Edge to certain of its creditors.

     The cash consideration and outstanding debt were paid with funds received under the Company's revolving credit facility with NationsBank, National Association, as lender and as agent for the lenders.

     Staffing Edge specializes in the temporary and permanent placement of professionals in the fields of accounting and finance, information technology, legal, engineering and high-end office/clerical and training. Staffing Edge currently operates staffing offices and computer training offices in 10 metropolitan markets, including Dallas/Fort Worth; Des Moines; Chicago; Denver; Houston; Kansas City; Phoenix, Arizona; San Antonio, Texas; and San Francisco. Ed James, chief operating officer of Staffing Edge, will lead the Staffing Edge operations for Acsys and brings more than 12 years of experience to the Acsys management team. Staffing Edge will continue to operate as a wholly owned subsidiary of the Company.

     Copies of the Merger Agreement and the press release announcing the closing of the acquisition of Staffing Edge are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated by reference herein.

ITEM 7.    EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. It is impracticable to provide the required financial statements for the business acquired by the registrant at the date of the filing of this Current Report on Form 8-K. The registrant will file the required financial statements for such acquired business as soon as practicable, but not later than 60 days after the date on which this Form 8-K must be filed.

     (B) PRO FORMA FINANCIAL INFORMATION.  None.

     (c)  EXHIBITS.

     2.1 Agreement and Plan of Merger, dated as of August 3, 1998, by and among Acsys, Inc., SE Merger Subsidiary, Inc., Staffing Edge, Inc. and certain Stockholders of Staffing Edge, Inc. *

                                    Page 2
                        Exhibit Index Appears on Page 5
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     99.1  Press Release dated August 4, 1998


* The Company shall furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.



                                    Page 3
                        Exhibit Index Appears on Page 5
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SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ACSYS, INC.


                                     BY:  /s/ Timothy Mann Jr.
                                          -----------------------
                                     Timothy Mann, Jr.
                                     Chief Executive Officer

Dated:    8/19/98
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                                    Page 4
                        Exhibit Index Appears on Page 5
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                                 EXHIBIT INDEX



Exhibit
Number                                                                   Page
-------                                                                  ----

2.1 Agreement and Plan of Merger, dated as of August 3, 1998, by and among Acsys, Inc., SE Merger Subsidiary, Inc., Staffing Edge, Inc.
      and certain stockholders of Staffing Edge, Inc.....................


99.1  Press Release dated August 4, 1998.................................


                                    Page 5
                        Exhibit Index Appears on Page 5